Exhibit 99.1

Pitney Bowes Announces First Quarter 2023 Financial Results

STAMFORD, Conn.--(BUSINESS WIRE)--May 4, 2023--Pitney Bowes (NYSE: PBI), a global shipping and mailing company that provides technology, logistics, and financial services, today announced its financial results for the first quarter 2023.

“The trends in the first quarter were largely a continuation of the dynamics we experienced last quarter,” said Marc B. Lautenbach, President and Chief Executive Officer. “Our SendTech and Presort businesses performed as expected. We remain pleased with domestic parcel improvement, network performance and volume growth, although with softer than expected revenue per parcel.”

“In addition, strong service levels in domestic parcel are driving a robust new business pipeline, while cross-border continues to face headwinds. That said, to be clear, the long-term value creation remains centered in domestic parcel, and we continue to be confident in that business.”

First Quarter Financial Highlights

  Revenue in the quarter was $835 million, a decrease of 10 percent on a reported basis and 4 percent on a comparable basis versus prior year (1)
  GAAP EPS was a loss of $0.04 and Adjusted EPS was a loss of $0.01 in the quarter versus GAAP EPS of $0.12 and Adjusted EPS of $0.08 in first quarter of 2022
  Net loss of $8 million in the quarter compares to net income of $21 million in first quarter 2022; Adjusted EBIT was $33 million compared to $53 million in first quarter 2022
  GAAP cash from operating activities was a net use of $40 million; Free Cash Flow was a net use of $61 million (2)
  Cash and short-term investments were $527 million at quarter-end
  Announced a restructuring plan which, combined with other productivity efforts, will target $75 million of annual expense savings by yearend 2024

First Quarter Business Highlights

  Global Ecommerce processed 50 million domestic parcels in the quarter, up 22 percent from 41 million in first quarter 2022
  Global Ecommerce on-time delivery performance remains excellent, and is now in the mid-90 percent range
  Presort grew Adjusted Segment EBIT margins by nearly 500 basis points in the quarter versus prior year
  SendTech shipping-related revenues grew 8 percent in the quarter; SaaS subscription revenues grew 24 percent

Earnings per share results are summarized in the table below:

	First Quarter
	2023	2022
GAAP EPS	($0.04)	$0.12
Restructuring Charges	$0.01	$0.02
(Gain)/Loss on Debt Redemption/Refinancing	($0.01)	$0.02
Proxy Solicitation Fees	$0.03	-
Gain on Sale of Assets	-	($0.06)
Gain on Sale of Business	-	($0.02)
Transaction Costs	-	$0.01
Adjusted EPS (3)	($0.01)	$0.08
(1)	Comparable basis is defined in the “Use of Non-GAAP Measures” section
(2)	We updated our definition of free cash flow to remove the impact of changes in customer deposits at PB Bank
(3)	The sum of the earnings per share may not equal the totals due to rounding.

Business Segment Reporting

Global Ecommerce

Global Ecommerce provides business to consumer logistics services for domestic and cross-border delivery, returns and fulfillment.

	First Quarter
($ millions)	2023	2022	% Change Reported	% Change Comparable Basis
Revenue	$348	$419	(17%)	(5%)
Adjusted Segment EBITDA	($18)	$8	>(100%)
Adjusted Segment EBIT	($34)	($14)	>(100%)

Revenue decline was driven by cross-border, which continues to face macroeconomic challenges as well as a reduction in parcel volumes primarily from two clients. Domestic parcel revenue grew from higher volumes. Revenue growth was, however, lower than expected due to softer revenue per piece.

Adjusted Segment EBIT declined, primarily due to lower cross-border revenue.

Presort Services

Presort Services provides sortation services that enable clients to qualify for USPS workshare discounts in First Class Mail, Marketing Mail, Marketing Mail Flats and Bound Printed Matter.

	First Quarter
($ millions)	2023	2022	% Change Reported
Revenue	$159	$161	(1%)
Adjusted Segment EBITDA	$35	$26	36%
Adjusted Segment EBIT	$27	$20	37%

Revenue declined modestly due to lower first class and marketing mail volumes. The decline was partially offset by new client additions and higher revenue per piece.

Adjusted Segment EBIT improved driven by higher revenue per piece, improved labor productivity from investments in automation, and lower unit transportation costs.

SendTech Solutions

Sending Technology Solutions offers physical and digital mailing and shipping technology solutions, financing, services, supplies and other applications for small and medium businesses, retail, enterprise, and government clients around the world to help simplify and save on the sending, tracking and receiving of letters, parcels and flats.

	First Quarter
($ millions)	2023	2022	% Change Reported	% Change Comparable Basis
Revenue	$327	$348	(6%)	(4%)
Adjusted Segment EBITDA	$104	$112	(7%)
Adjusted Segment EBIT	$97	$105	(8%)

Lower equipment sales and financing revenue drove the decline in total revenue. Shipping-related revenue growth partially offset this decline.

Adjusted Segment EBIT decreased as a result of lower financing and support services revenues, both of which are tied to the secular decline in mail.

Full Year 2023 Guidance

We continue to expect flat to mid-single digit percentage revenue growth on a comparable basis.

We also continue to expect adjusted EBIT performance to outpace the percent change in revenue.

Conference Call and Webcast

Management of Pitney Bowes will discuss the Company’s results in a broadcast over the Internet today at 8:00 a.m. ET. Instructions for listening to the earnings results via the Web are available on the Investor Relations page of the Company’s web site at www.pitneybowes.com.

About Pitney Bowes

Pitney Bowes (NYSE:PBI) is a global shipping and mailing company that provides technology, logistics, and financial services to more than 90 percent of the Fortune 500. Small business, retail, enterprise, and government clients around the world rely on Pitney Bowes to remove the complexity of sending mail and parcels. For additional information, visit: www.pitneybowes.com

Use of Non-GAAP Measures

Our financial results are reported in accordance with generally accepted accounting principles (GAAP). We also disclose certain non-GAAP measures, such as adjusted earnings before interest and taxes (Adjusted EBIT), adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), adjusted earnings per share (Adjusted EPS), revenue growth on a comparable basis and free cash flow.

Adjusted EBIT, Adjusted EBITDA and Adjusted EPS exclude the impact restructuring charges, gains, losses and costs related to the sale of assets, acquisitions and dispositions, losses on debt redemptions and refinancings and other unusual items. Management believes that these non-GAAP measures provide investors greater insight into the underlying operating trends of the business.

We disclose revenue growth on a comparable basis, which excludes three items. First, the comparison excludes the impacts of foreign currency. Second, we are excluding the impact of the divestiture of the Borderfree business effective July 1, 2022. Third, we are excluding the impact of a change in the presentation of revenue beginning in the fourth quarter of 2022, from a gross basis to net basis due to an adjustment in terms of one of our contracts with the United States Postal Service. The change in revenue presentation impacts both our Global Ecommerce and SendTech Solutions segments. The change in revenue presentation does not impact gross profit. Management believes that excluding these items provides investors with a better understanding of the underlying revenue performance.

Free cash flow adjusts cash flow from operations calculated in accordance with GAAP for discontinued operations, capital expenditures, restructuring payments and other special items. Management believes free cash flow provides investors better insight into the amount of cash available for other discretionary uses.

Adjusted Segment EBIT is the primary measure of profitability and operational performance at the segment level and is determined by deducting from segment revenue the related costs and expenses attributable to the segment. Adjusted Segment EBIT excludes interest, taxes, unallocated corporate expenses, restructuring charges, and other items not allocated to a business segment. The Company also reports Adjusted Segment EBITDA as an additional useful measure of segment profitability and operational performance.

Complete reconciliations of non-GAAP measures to comparable GAAP measures can be found in the attached financial schedules and at the Company's web site at www.pb.com/investorrelations

This document contains “forward-looking statements” about the Company’s expected or potential future business and financial performance. Forward-looking statements include, but are not limited to, statements about future revenue and earnings guidance and future events or conditions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. While conditions related to the COVID-19 pandemic have improved, the pandemic continues to be dynamic, and near-term challenges across the economy remain and the effects that they may have on our, and our clients' businesses remain uncertain. Other factors which could cause future financial performance to differ materially from expectations include, without limitation, declining physical mail volumes; changes in postal regulations or the operations and financial health of posts in the U.S. or other major markets or changes to the broader postal or shipping markets; our ability to continue to grow and manage unexpected fluctuations in volumes, gain additional economies of scale and improve profitability within our Global Ecommerce segment; the loss of some of our larger clients in our Global Ecommerce and Presort Services segments; the loss of, or significant changes to, United States Postal Service (USPS) commercial programs, or our contractual relationships with the USPS or their performance under those contracts; the impacts of inflation and rising prices, higher interest rates and a slow-down in economic activity, including a global recession, to the company, our clients and retail consumers; and other factors as more fully outlined in the Company's 2022 Form 10-K Annual Report and other reports filed with the Securities and Exchange Commission during 2023. Pitney Bowes assumes no obligation to update any forward-looking statements contained in this document as a result of new information, events or developments.

Note: Consolidated statements of income; revenue, adjusted segment EBIT and adjusted segment EBITDA by business segment; and reconciliations of GAAP to non-GAAP measures for the three months ended March 31, 2023 and 2022, and consolidated balance sheets at March 31, 2023 and December 31, 2022 are attached.

Pitney Bowes Inc.
Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three months ended March 31,
	2023	2022
Revenue:
Business services	$523,491	$597,384
Support services	105,284	110,352
Financing	67,049	72,029
Equipment sales	82,610	89,296
Supplies	38,835	41,061
Rentals	17,269	16,820
Total revenue	834,538	926,942

Costs and expenses:
Cost of business services	446,317	503,215
Cost of support services	36,840	37,134
Financing interest expense	14,536	11,602
Cost of equipment sales	57,171	63,771
Cost of supplies	11,225	11,517
Cost of rentals	5,428	5,309
Selling, general and administrative	242,120	242,785
Research and development	10,493	11,334
Restructuring charges	3,599	4,184
Interest expense, net	22,342	22,124
Other components of net pension and postretirement (income) cost	(1,710)	844
Other income, net	(2,836)	(11,901)
Total costs and expenses	845,525	901,918

(Loss) income before taxes	(10,987)	25,024
(Benefit) provision for income taxes	(3,250)	4,203
Net (loss) income	$(7,737)	$20,821

(Loss) earnings per share:
Basic	$(0.04)	$0.12
Diluted	$(0.04)	$0.12

Weighted-average shares used in diluted earnings per share	174,626	178,034

Pitney Bowes Inc.
Consolidated Balance Sheets
(Unaudited; in thousands)

Assets	March 31, 2023	December 31, 2022
Current assets:
Cash and cash equivalents	$511,761	$669,981
Short-term investments	15,614	11,172
Accounts and other receivables, net	271,496	343,557
Short-term finance receivables, net	551,348	564,972
Inventories	94,016	83,720
Current income taxes	19,318	8,790
Other current assets and prepayments	125,746	115,824
Total current assets	1,589,299	1,798,016
Property, plant and equipment, net	411,793	420,672
Rental property and equipment, net	26,955	27,487
Long-term finance receivables, net	636,518	627,124
Goodwill	1,069,660	1,066,951
Intangible assets, net	74,028	77,944
Operating lease assets	287,703	296,129
Noncurrent income taxes	44,595	46,613
Other assets	390,298	380,419
Total assets	$4,530,849	$4,741,355

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$800,050	$907,083
Customer deposits at Pitney Bowes Bank	594,546	628,072
Current operating lease liabilities	53,848	52,576
Current portion of long-term debt	262,439	32,764
Advance billings	86,802	105,207
Current income taxes	981	2,101
Total current liabilities	1,798,666	1,727,803
Long-term debt	1,910,529	2,172,502
Deferred taxes on income	268,193	263,131
Tax uncertainties and other income tax liabilities	23,778	23,841
Noncurrent operating lease liabilities	256,158	265,696
Other noncurrent liabilities	213,561	227,729
Total liabilities	4,470,885	4,680,702

Stockholders' equity:
Common stock	323,338	323,338
Retained earnings	5,060,852	5,125,677
Accumulated other comprehensive loss	(819,978)	(835,564)
Treasury stock, at cost	(4,504,248)	(4,552,798)
Total stockholders' equity	59,964	60,653
Total liabilities and stockholders' equity	$4,530,849	$4,741,355

Pitney Bowes Inc.
Business Segment Revenue
(Unaudited; in thousands)

	Three months ended March 31,
	2023	2022	% Change

Global Ecommerce
Revenue, as reported	$348,391	$418,527	(17%)
Impact of change in revenue presentation		(37,586)
Impact of Borderfree divestiture		(11,730)
Comparable revenue before currency	348,391	369,211	(6%)
Impact of currency on revenue	2,841
Comparable revenue	$351,232	$369,211	(5%)

Presort Services
Revenue, as reported	$158,902	$160,544	(1%)

Sending Technology Solutions
Revenue, as reported	$327,245	$347,871	(6%)
Impact of change in revenue presentation		(3,690)
Comparable revenue before currency	327,245	344,181	(5%)
Impact of currency on revenue	4,844
Comparable revenue	$332,089	$344,181	(4%)

Consolidated
Revenue, as reported	$834,538	$926,942	(10%)
Impact of change in revenue presentation		(41,276)
Impact of Borderfree divestiture		(11,730)
Comparable revenue before currency	834,538	873,936	(5%)
Impact of currency on revenue	7,685
Comparable revenue	$842,223	$873,936	(4%)

Pitney Bowes Inc.
Adjusted Segment EBIT & EBITDA
(Unaudited; in thousands)

	Three months ended March 31,
	2023			2022			% change
	Adjusted Segment EBIT (1)	D&A	Adjusted Segment EBITDA	Adjusted Segment EBIT (1)	D&A	Adjusted Segment EBITDA	Adjusted Segment EBIT	Adjusted Segment EBITDA

Global Ecommerce	$(34,206)	$16,414	$(17,792)	$(13,696)	$21,444	$7,748	>(100%)	>(100%)
Presort Services	26,905	8,523	35,428	19,632	6,418	26,050	37%	36%
Sending Technology Solutions	96,671	7,467	104,138	104,575	7,003	111,578	(8%)	(7%)
	$89,370	$32,404	121,774	$110,511	$34,865	145,376	(19%)	(16%)

Reconciliation of Segment Adjusted EBITDA to Net (Loss) Income:
Segment depreciation and amortization			(32,404)			(34,865)
Unallocated corporate expenses			(56,349)			(57,834)
Restructuring charges			(3,599)			(4,184)
Gain (loss) on debt redemption/refinancing			2,836			(4,993)
Proxy solicitation fees			(6,367)			-
Gain on sale of assets			-			14,372
Gain on sale of business			-			2,522
Transaction costs			-			(1,644)
Interest, net			(36,878)			(33,726)
Benefit (provision) for income taxes			3,250			(4,203)
Net (loss) income			$(7,737)			$20,821
(1)	Adjusted segment EBIT excludes interest, taxes, general corporate expenses, restructuring charges, and other items that are not allocated to a particular business segment.

Pitney Bowes Inc.
Reconciliation of Reported Consolidated Results to Adjusted Results
(Unaudited; in thousands, except per share amounts)

	Three months ended March 31,
	2023	2022

Reconciliation of reported net (loss) income to adjusted EBIT and adjusted EBITDA
Net (loss) income	$(7,737)	$20,821
(Benefit) provision for income taxes	(3,250)	4,203
(Loss) income before taxes	(10,987)	25,024
Restructuring charges	3,599	4,184
Proxy solicitation fees	6,367	-
(Gain) loss on debt redemption/refinancing	(2,836)	4,993
Gain on sale of assets	-	(14,372)
Gain on sale of business	-	(2,522)
Transaction costs	-	1,644
Adjusted net (loss) income before tax	(3,857)	18,951
Interest, net	36,878	33,726
Adjusted EBIT	33,021	52,677
Depreciation and amortization	39,897	42,002
Adjusted EBITDA	$72,918	$94,679

Reconciliation of reported diluted (loss) earnings per share to adjusted diluted (loss) earnings per share
Diluted (loss) earnings per share	$(0.04)	$0.12
Restructuring charges	0.01	0.02
(Gain) loss on debt redemption/refinancing	(0.01)	0.02
Proxy solicitation fees	0.03	-
Gain on sale of assets	-	(0.06)
Gain on sale of businesses	-	(0.02)
Transaction costs	-	0.01
Adjusted diluted (loss) earnings per share (1)	$(0.01)	$0.08

(1) The sum of the earnings per share amounts may not equal the totals due to rounding.

Reconciliation of reported net cash from operating activities to free cash flow
Net cash from operating activities	$(39,714)	$10,562
Capital expenditures	(28,666)	(32,555)
Restructuring payments	4,641	3,285
Proxy solicitation fees paid	3,038	-
Transaction costs paid	-	2,132
Free cash flow	$(60,701)	$(16,576)

Contacts

Editorial -
Bill Hughes
Chief Communications Officer
203.351.6785

Financial -
Ned Zachar, CFA
VP, Investor Relations
203.614.1092

Alex Brown
Senior Manager, Investor Relations
203.351.7639